UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
January 17, 2006

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FIRST METROPLEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

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Texas	000-51297	71-0919962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16000 Dallas Parkway, Suite 125 Dallas, TX 75248
(Address of principal executive offices) (Zip Code)

(972) 720-9000
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On January 17, 2006, T Bank, N.A., the wholly owned subsidiary of First Metroplex Capital, Inc., issued a press release announcing that it had applied to the Office of the Comptroller of the Currency to establish trust powers and had entered into an advisory services agreement with III:I Financial Resources, L.P. and Cain Watters & Associates, P.C. related to T Bank’s proposed trust operations. A copy of the press release is attached as Exhibit 99 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99 Press release dated January 17, 2006, issued by T Bank, N.A.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST METROPLEX CAPITAL, INC.

Date: January 17, 2006	By:	/s/ Patrick G. Adams
Patrick G. Adams,
President

EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated January 17, 2006, issued by T Bank, N.A.